UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 21, 2004

Maxtor Corporation

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	Commission File No. 0-14016	77-0123732 (I.R.S. Employer Identification No.)

500 McCarthy Blvd., Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 894-5000

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Regulation FD Disclosure

On April 21, 2004, Maxtor Corporation (the “Company”) announced its financial results for the first quarter ended March 27, 2004. Revenue for the quarter was $1.020 billion. The Company reported net income on a GAAP basis of $9.2 million, or $0.04 per diluted share. Included in GAAP net income was a charge of $20.8 million for the amortization of intangible assets and $0.1 million in stock-based compensation expense. In the first quarter of 2003, revenue was $938.9 million. Net income on a GAAP basis was $27.4 million, or $0.11 per diluted share. The GAAP net income included a charge for the amortization of intangible assets and stock-based compensation expense, totaling $20.8 million.

During the quarter, Maxtor shipped 13.6 million hard drives. The gross profit margin was 15.2%. Operating expenses, excluding amortization of intangible assets and stock-based compensation expense, totaled $117 million.

IDE drive shipments in the first quarter totaled 12.8 million, including 1,549,000 to consumer electronics OEM customers. SCSI drive shipments were 828,000 compared with 854,000 in the fourth quarter of 2003.

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Item 7. Financial Statements and Exhibits

Exhibit 99.1	Maxtor Corporation Balance Sheet as of March 27, 2004 and Statements of Operations for the three month period ended March 27, 2004, as announced on April 21, 2004.
Exhibit 99.2	Earnings release, dated April 21, 2004, regarding the first quarter 2004 results of Maxtor Corporation.

Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 12. Results of Operations and Financial Condition

On April 21, 2004, Maxtor Corporation issued a press release announcing its financial results for the fiscal quarter ended March 27, 2004.

The press release relating to the financial results for the fiscal quarter ended March 27, 2004 is attached hereto as Exhibit 99.2.

The Company provides in the press release and conference call certain non-GAAP financial measures, including non-GAAP net income and non-GAAP net income per share. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. These non-GAAP financial measures exclude from the directly comparable GAAP measures, amortization of intangible assets and stock compensation expense. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. The Company believes the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of the Company’s business, excluding certain non-cash items relating to the Company’s April 2001 acquisition of the Quantum HDD business which charges will decline in stages over the next eight quarters and would normally be included in the most directly comparable GAAP financial measure. The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 21, 2004

MAXTOR CORPORATION
By:	/s/ Paul J. Tufano
	Name:	Paul J. Tufano
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Maxtor Corporation Balance Sheet as of March 27, 2004 and Statements of Operations for the three month period ended March 27, 2004, as announced on April 21, 2004.
99.2	Earnings release, dated April 21, 2004, regarding the first quarter 2004 results of Maxtor Corporation.

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